SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED JULY 27, 2004






                           $401,361,000 (APPROXIMATE)



                            [Irwin Home Equity logo]



               IRWIN HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1


                      IRWIN HOME EQUITY LOAN TRUST 2004-1
                                     ISSUER

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                                   DEPOSITOR

                       IRWIN UNION BANK AND TRUST COMPANY
                         ORIGINATOR AND MASTER SERVICER


                         IRWIN HOME EQUITY CORPORATION
                                  SUBSERVICER



                                 JULY 27, 2004



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CREDIT SUISSE FIRST BOSTON                             BEAR, STEARNS & CO. INC.
       LEAD MANAGER                                          CO-MANAGER

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Notes. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


CREDIT  |  FIRST
SUISSE  |  BOSTON                      2                           BEAR STEARNS

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP II LOSS COVERAGE

The CDR Break for a Class is the maximum CDR at which such class will not be written down (with a 0.01% increment) based on the following assumptions:

o   100% PPC

o   Spot and Forward Indices

o   100% Loss Severity

o   Trigger event is in effect for each distribution date

o   No stepdown occurs

o   6 month lag to liquidation

o   No servicer advancing

------------------------------------------------------------------------------------------
                                     SPOT INDICES                  FORWARD INDICES
                             ---------------------------  --------------------------------
CLASS     MOODY'S      S&P    CDR BREAK       CUM LOSS      CDR BREAK         CUM LOSS
------------------------------------------------------------------------------------------
M-1         Aa2        AA       10.83           34.88%        7.99               27.80%
M-2         A2         A        8.45            29.03%        6.20               22.72%
B           Baa2       BBB      6.80            24.48%        4.41               17.06%
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


CREDIT  |  FIRST
SUISSE  |  BOSTON                      3                           BEAR STEARNS

IRWIN HOME EQUITY LOAN TRUST 2004-1                     [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

CSFB CONTACTS

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                               NAME                              PHONE EXTENSION
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ASSET FINANCE:                 John Herbert                      (212) 325-2412
                               Kenny Rosenberg                   (212) 325-3587
                               Ryan Stroker                      (212) 325-0391
                               Balazs Foldvari -- Structuring    (212) 538-3549
                               David Steinberg -- Collateral     (212) 325-2774
                               Anastasios Argeros -- Collateral  (212) 325-0392

ASSET BACKED SYNDICATION:      Tricia Hazelwood                  (212) 325-8549
                               Melissa Simmons                   (212) 325-8549
                               Jim Drvostep                      (212) 325-8549




CREDIT  |  FIRST
SUISSE  |  BOSTON                      4                           BEAR STEARNS